EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 19, 2006, in the Registration Statement on Form S-1 and related Prospectus of Vaughan Foods, Inc.

                                                     /s/ Cole & Reed, P.C.

Oklahoma City, Oklahoma
October 5, 2006

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